SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

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[ ] Definitive Additional Materials
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or Rule 14a-12

YoCream International, Inc.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PROXY STATEMENT
AND NOTICE OF
ANNUAL MEETING OF
SHAREHOLDERS

Wednesday, April 20, 2005, 10:00 a.m.
In the "Rose Room"
(Located on the "Preferred Level")
Rose Garden Arena
One Center Court
Portland, Oregon 97227

YOCREAM INTERNATIONAL PROXY STATEMENT

YOCREAM INTERNATIONAL, INC.
5858 NE 87th Avenue
Portland, Oregon 97220

Dear Shareholder:

You are cordially invited to attend the YoCream International, Inc. Annual Meeting of Shareholders. The meeting will be held:

Wednesday, April 20, 2005, 10:00 a.m.
In the "Rose Room"
(Located on the "Preferred Level")
Rose Garden Arena
One Center Court
Portland, Oregon 97227

The Notice of Annual Meeting of Shareholders, Proxy Statement, and Proxy for YoCream International, Inc. are included in this mailing. Even if you plan to attend the Annual Meeting in person, it is important that you return the enclosed Proxy to ensure that every shareholder's shares are voted at the meeting. Please mark, date, sign, and return your Proxy promptly in the enclosed postage-paid return envelope.

The directors and officers of YoCream International, Inc. look forward to seeing you at the Annual Meeting.

Sincerely,

John N. Hanna
Chairman of the Board of Directors
And Chief Executive Officer

YOCREAM INTERNATIONAL PROXY STATEMENT

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YOCREAM INTERNATIONAL PROXY STATEMENT

YOCREAM INTERNATIONAL, INC.
5858 NE 87th Avenue
Portland, Oregon 97220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 20, 2005

The annual meeting of shareholders of YoCream International, Inc. will be held in the Rose Room on the Preferred Level of the Rose Garden Arena, One Center Court, Portland, Oregon, at 10:00 a.m., on April 20, 2005. At the meeting, shareholders will:

1. Elect directors; and

2. Consider and approve the amended and restated Stock/Incentive Plan; and

3. Transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 7, 2005 as the record date. Only shareholders of record on the close of business on the record date are entitled to Notice of the Annual Meeting of Shareholders and entitled to vote at such meeting. Further information regarding voting rights and the matters to be voted on is presented in the proxy statement.

We cordially invite all shareholders to personally attend the Annual Meeting of Shareholders. Whether or not you are able to attend, please be sure to sign, date and promptly return your Proxy in the enclosed pre-paid envelope. Your shares will be voted at the meeting in accordance with your proxy.

By Order of the Board of Directors,

John N. Hanna
Chairman of the Board of Directors
And Chief Executive Officer

Portland, Oregon

DATED: March 8, 2005

YOCREAM INTERNATIONAL PROXY STATEMENT

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YOCREAM INTERNATIONAL PROXY STATEMENT

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF YOCREAM INTERNATIONAL
April 20, 2005

This proxy statement and accompanying 2004 Annual Report to Shareholders, the Notice of Annual Meeting of Shareholders and the proxy card are being furnished to shareholders of YoCream International, Inc. in connection with the solicitation of proxies by our Board of Directors for use at the 2005 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. on Wednesday, April 20, 2005, in the Rose Room, located on the Preferred Level of the Rose Garden Arena, One Center Court, Portland, Oregon. These proxy materials and 2004 Annual Report to Shareholders are being mailed on or about March 11, 2005 to shareholders of record on March 7, 2005.

Who May Vote

Only shareholders of record as of the close of business on March 7, 2005, are entitled to vote at the Annual Meeting. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy at the meeting. If your shares are held by a broker, bank, or other nominee (in "street name"), you must contact such broker, bank or other nominee and give such nominee voting instructions to vote your shares at the Annual Meeting.

Voting By Proxy

You do not have to attend the meeting to vote your shares. We encourage you to vote your shares by proxy if you wish. You may mark the enclosed proxy card to indicate your vote on the matters presented at the meeting, and the individuals whose names appear on the proxy card will vote your shares as you instruct.

The Board of Directors has named John N. Hanna and James S. Hanna as the proxy holders. Their names appear on the proxy form accompanying this proxy statement. You may name another person to act as your proxy if you wish, but it is not necessary to do so.

What If I Do Not Mark My Proxy?

If you submit a signed proxy with no instructions, the named proxy holders will vote your shares in favor of the nominees for directors. In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the shareholders' meeting. If you do not sign your proxy, your shares will not count as present for determining a quorum, and your votes will not count.

Revoking a Proxy

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy by submitting a proxy bearing a later date or by notifying the secretary of YoCream International, Inc. (personally in writing or by mail) of your wish to revoke your proxy. You may also revoke your proxy by oral request if you are present at the meeting.

If your shares are held in street name, you must contact the nominee holder of the shares to revoke a proxy or to change your vote. You will not be able to vote or revoke a proxy at the meeting if your shares are held in street name.

YOCREAM INTERNATIONAL PROXY STATEMENT

You may still attend the meeting even if you have submitted a proxy. You should be aware that simply attending the meeting would not, of itself, revoke a proxy.

Number of Shares That May Vote

The authorized capital stock of YoCream International, Inc. consists of 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of February 11, 2005, there were 2,147,700 shares of common stock issued and outstanding and entitled to vote at the meeting.

How We Determine a Quorum

A quorum will exist if shareholders holding at least a majority of the outstanding shares of common stock are present or represented by proxy at the Annual Meeting. If you come to the meeting or submit a proxy, but you abstain from voting on a given matter, your shares will count as present for determining a quorum.

How We Count Votes

Each share is entitled to one vote. The named proxies will vote your shares as you instruct on your proxy card. Abstentions or broker non-votes will not count for or against any matter indicated on the Notice of Annual Meeting and submitted to a vote of shareholders.

A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee. On some matters, such as the election of directors, a broker or other nominee can vote those shares without instructions from the beneficial owner. Broker non-votes will count as present for establishing a quorum.

Counting Votes in the Election of Directors

Directors are elected by a plurality of votes, which means that the nominees receiving the most votes will be elected, regardless of how many votes are cast in favor of each nominee. Abstentions and broker non-votes will therefore have no effect on the election of directors. You may not accumulate your votes in electing directors, but rather, you may vote the total number of shares that you own for each open director position.

How Many Shares Do Directors and Officers Own?

As of February 11, 2005, directors and executive officers beneficially owned 834,632 shares, of which 704,632 shares are entitled to vote at the annual meeting. Those shares constitute 32.8% percent of the total shares outstanding and entitled to be voted at the meeting. All directors and executive officers are expected to vote for the Board's nominees for directors, although they are not obligated to do so.

Please complete, date, and sign the accompanying proxy and return it promptly to us in the enclosed, postage-paid envelope, even if you plan to attend the meeting.

YOCREAM INTERNATIONAL PROXY STATEMENT

BUSINESS TO BE CONDUCTED AT THE MEETING

AGENDA ITEM 1. ELECTION OF DIRECTORS

In accordance with the provisions of our bylaws, the Board of Directors has fixed the size of the current board at six (6) members. Our Articles of Incorporation, as amended, provide that the directors are elected to serve staggered three-year terms of office. The Board of Directors currently is divided into three different classes with the term of each class expiring at successive annual meetings.

The classes and directors serving in each class are set out in the following table:

Class I	Class II	Class III
(term expires 2005)	(term expires 2006)	(term expires 2007)

Carl G. Behnke	James S. Hanna	Joseph J. Hanna, Jr
William J. Rush	John N. Hanna	Frederick M. Kinyon

Two directors will be elected at our Annual Meeting to serve a three-year term until the annual shareholders' meeting in 2008. The Board of Directors has nominated Carl G. Behnke and William J. Rush to be elected at the Annual Meeting as the directors whose terms will expire in 2008

If you submit a signed, completed proxy, the individuals named as proxy holders will vote your shares as you instruct. If you do not specify your choices, then the persons named in the proxy will vote for the election of the nominees listed above.

If any nominee is not available for election, your shares will be voted for a substitute nominee chosen by the Board of Directors. The Board believes all nominees will be available for election.

The Board of Directors recommends that shareholders vote FOR the election of all nominees.

YOCREAM INTERNATIONAL PROXY STATEMENT

INFORMATION ABOUT THE DIRECTORS AND NOMINEES

The following table lists the current Directors and nominees for Director, their current term and the length of service on the board.

			Director
Name	Age	Expiration of Current Term	Since
John N. Hanna	64	2006 Annual Shareholders' Meeting	1977
James S. Hanna	71	2006 Annual Shareholders' Meeting	1977
William J. Rush	70	2005 Annual Shareholders' Meeting	1987
Carl G. Behnke	59	2005 Annual Shareholders' Meeting	1994
Joseph J. Hanna, Jr.	66	2007Annual Shareholders' Meeting	2001
Frederick M. Kinyon	66	2007 Annual Shareholders' Meeting	2004

Nominees Whose Terms Will Expire 2008

Carl G. Behnke is Chairman of Sur La Table, a chain of specialty retail stores, and President of R.E.B. Enterprises, an investment company. He also is on the boards of several other business and civic organizations. Mr. Behnke holds a B.A. degree from Princeton University and an M.B.A. degree from Harvard University.

William J. Rush is the founding partner in Rush, Hannula, Harkins & Kyler, LLP, a law firm in Seattle, Washington. Mr. Rush's practice emphasis is personal injury law. Mr. Rush holds a law degree from the University of Washington.

Directors Whose Terms will Expire 2007

Joseph J. Hanna, Jr. is a practicing tax attorney in Portland, Oregon and brings extensive legal experience to the Board. He is a partner in and the president of Hanna Strader, PC, which serves as general corporate counsel for the Company. Mr. Hanna has served on the boards of numerous civic organizations. Mr. Hanna holds a B.B.A. degree summa cum laude from University of Portland, a J.D. degree from Georgetown University Law School, and a L.L.M. degree in taxation from New York University Law School.

Frederick M. Kinyon is the owner of Capital Values Northwest, a financial consulting company. He previously served as Manager of the Corporate Finance Department of Oregon Bank and was a financial consultant with Cascade General, Inc. Mr. Kinyon holds a Masters Degree in Economics from University of Southern California, a Certificate of Financial Management from Stanford University and numerous investment accreditations including his CHFC and Chartered Financial Analysis.

Directors Whose Terms Will Expire 2006

John N. Hanna is one of the original founders of YoCream International and is currently the Chairman of the Board and the Chief Executive Officer. He has served in these capacities since 1977. Mr. Hanna is a C.P.A. and holds a B.S. degree in Business Administration with high honors from Portland State College.

YOCREAM INTERNATIONAL PROXY STATEMENT

James S. Hanna  is also one of the original founders and has served as Company Secretary and a member of the Board of Directors since the Company's inception.  He currently is the President of Jamal Charters Inc. and former President of Northwest Petroleum Company.  Mr. Hanna holds a B.A. degree from Pacific University and a Masters in Administration degree from University of Puget Sound.

Other Executive Officers

W. Douglas Caudell C.P.A. (inactive) is the Chief Financial Officer and has served in that capacity since April 1996. Mr. Caudell's prior experience includes serving three years as Controller and Treasurer for Market Transport, Ltd., a truckload carrier; three years as Vice President of Finance for Fabricland, Inc., a fabric, notions and crafts retailer; twelve years as Controller for Brooks Resources Corporation, a real estate development and resort operations company; and ten years with Peat, Marwick, Mitchell & Co., a national certified public accounting firm. Mr. Caudell received a B.S. degree from Portland State College.

Certain Relationships Of Directors and Executive Officers

John N. Hanna, Chairman and Chief Executive Officer, is the brother of current Secretary and Director, James S. Hanna. Joseph J. Hanna, Jr., is related to James and John Hanna but is not a member of either's immediate family. John Hanna, Jim Hanna, and brother, David Hanna, past president and retired director, and Joseph J. Hanna are members of Pente, LLC, which owns and leases to YoCream International, Inc. all the real estate and improvements used by the Company for its offices and operating and warehouse facilities. Joseph J. Hanna, Jr. is also a partner in Hanna Strader, P.C. that serves as general corporate counsel to and regularly performs legal services for the Company.

Composition of The Board of Directors

In compliance with the NASDAQ listing standards mandated by the Sarbanes-Oxley Act of 2002, the Board of Directors has determined that Carl Behnke, William Rush and Frederick Kinyon satisfy the independence requirements of such listing standards.

Because the Company is a small business issuer (as defined by the SEC regulations), it has until July 31, 2005 to comply with the new independence requirements for board members and committees. Currently, the Company is required to have only enough independent board members to satisfy the audit committee requirements of the applicable listing standards, which requires the committee be comprised of a minimum of three (3) members. The Audit committee comprised of Carl Behnke, William Rush and Frederick Kinyon meets the requirements.

Committees of the Board of Directors

The Board of Directors has established an audit committee and a compensation committee to assist the full Board in administering its duties. Under the current NASDAQ listing requirements applicable to the Company, it is not required to have a nominating committee.

YOCREAM INTERNATIONAL PROXY STATEMENT

Audit Committee

The members of the audit committee are currently Carl G. Behnke (Chairman), William J. Rush and Frederick M. Kinyon. The Board of Directors believes that each of the current members of the audit committee possess the requisite financial knowledge and experience to serve on the audit committee and at least one member has adequate experience in finance or accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Company has maintained an Audit Committee in compliance with the NASDAQ independence listing standards and intends to continue to have an Audit Committee in full compliance with the applicable independence requirements. The Board of Directors has also adopted an audit committee charter, and expects that it will be accessible on its website in the future.

Audit Committee Financial Expert

Although the Company is not required to have an "audit committee financial expert", the Board of Directors has reviewed the qualifications of Frederick Kinyon and determined that he possesses the requisite education and prior experience to satisfy the criteria to qualify as an audit committee financial expert. The Board of Directors believes that Mr. Kinyon's education and experience, coupled with that of Mr. Behnke and Mr. Rush, provides the Company with a strong, independent financial oversight committee.

Compensation Committee

As a small business issuer, the current NASDAQ listing requirements do not require the Company to have a Compensation Committee; however, the Board of Directors has formed a Compensation Committee and its current members are Joseph J. Hanna, Jr. (Chairman), James S. Hanna and William J. Rush.

Nomination of Directors

Currently, the full Board of Directors serves the function of a nominating committee. Because of the relatively small size of the board and the stability of its membership over the years, the Company has not found it necessary to have a separate committee, particularly when a full board would review and ultimately approve any director nominees recommended by a committee. The Board is considering whether to appoint a nominating committee, in which case, it would adopt a formal charter that would be posted on our website and accessible to shareholders in compliance with the regulations.

When a vacancy occurs on the Board or a director's term is expiring, the CEO consults with business associates, legal counsel and other professionals to identify potential candidates depending on the specific needs of the Company and refers them to the full board for consideration. The full board evaluates the candidates in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the shareholders. In performing this evaluation, the Board considers the diversity, age, skills, experience and other factors it deems appropriate given the needs of the Board and Company to maintain a balance of knowledge, experience and capabilities. In the past, the Board of Directors has not used an outside director search firm to provide potential nominees.

YOCREAM INTERNATIONAL PROXY STATEMENT

The new demand for responsible corporate governance and financial reporting has created an increased call for highly qualified and capable public company directors. Qualified director nominees should possess high moral character and personal integrity, high level of leadership or managerial experience, experience and knowledge relative to matters affecting the Company, the ability and willingness to contribute to the Board, the ability to exercise sound, independent business judgment, a long term commitment to the interests of shareholders and growth of the Company, freedom from conflicts of interest and ability to dedicate sufficient time to Board activities and duties.

The Company currently does not have a policy permitting shareholders to recommend, or a policy prohibiting shareholders from recommending, qualified candidates for consideration by the full Board. The Board of Directors plays a critical role in guiding the Company and overseeing its management. As a result, the Company seeks to attract and retain qualified candidates for board membership, regardless of the origin of recommendation. The Board is considering whether to adopt a formal policy addressing the issue, and, if so, the policy will be posted on the Company website.

Similarly, the Company currently does not have a policy permitting or prohibiting shareholder communications with the Board of Directors. Management is primarily responsible for communicating with investors, financial analysts, the media and the general public to address questions or concerns relating to operational matters, financial information and stock ownership. However, in accordance with the Audit Committee Charter, all complaints relating to accounting or audit matters may be anonymously and confidentially directed in writing to the Chair of the Audit Committee and mailed to the Investor Relations Department, which will forward the communication to the committee Chair. Specific corporate governance issues or concerns may be directed to the attention of the Audit Committee, or one of the independent directors and mailed to the Investor Relations Department.

Board Meetings

During the fiscal year ended October 31, 2004, the Board of Directors held eleven regularly scheduled and special meetings, the audit committee met one time and the compensation committee met one time. All directors attended at least 75 percent of the board meetings and committee meetings they were eligible or required to attend.

The Company does not have a formal policy requiring directors to attend the annual meeting of shareholders; however, all directors are expected to make a concerted effort to attend. Last year, all members of the Board of Directors were in attendance at the annual meeting of the shareholders.

Compensation of Directors

The Company compensates its non-employee directors for services as directors. Directors employed by the Company are not entitled to any additional compensation to serve on the Board of Directors. The Compensation Committee is responsible for evaluating non-employee compensation and making compensation recommendations to the full board for approval.

Effective April 2003, non-employee directors received an annual retainer of $10,000 cash, which is paid in quarterly installments beginning each April, plus $500 for each Board meeting attended and $300 for each committee meeting attended. Additionally, each committee chair receives an annual retainer of $2,500. During fiscal year 2004, the non-employee directors received the following fees for their participation on the Company's Board of Directors: James S. Hanna $15,000, William J. Rush $15,300, Carl G. Behnke $18,300, Joseph J. Hanna, Jr. $17,300, and Frederick M. Kinyon $10,000.

Each non-employee director may also receive options to purchase shares of YoCream common stock. These options are granted pursuant to the 2000 Stock Option Plan and have exercise prices equal to the median between the closing bid and ask prices of the stock on the date of grant. During the fiscal year ended October 31, 2004, the Company granted to Frederick M. Kinyon an option under the 2000 Stock Option Plan to purchase 15,000 shares exercisable at $4.59 per share. This grant follows the Company's normal pattern relative to providing an option for 15,000 shares to each of its newly appointed non-employee directors. The other four non-employee directors did not receive any grants during fiscal 2004.

YOCREAM INTERNATIONAL PROXY STATEMENT

INFORMATION ABOUT MANAGEMENT

The following table identifies current executive officers.

		Position(s) with the Company and Principal Occupation
Name	Age	During the Past Five Years

John N. Hanna	64	Director; Chairman of Board of Directors; Chief Executive Officer

W. Douglas Caudell	61	Chief Financial Officer

Executive Officers serve at the discretion of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during the fiscal years ended October 31, 2004, 2003, and 2002 to John N. Hanna, Chief Executive Officer. No other executive officers received salaries and bonuses in excess of $100,000 in the fiscal year ended October 31, 2004.

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary (1)	Bonus	Other Annual Compensation	Securities Underlying Options/SAR's	All Other Compensation (2)(3)

John N. Hanna	2004	$145,000	-	-	-	$19,097
Chairman; CEO (4)	2003	$143,393	$63,000	-	20,000	$20,939
	2002	$136,486	$15,350	-	10,000	$19,302

(1)	Includes salary and amounts contributed by the Company on behalf of the identified executive officer to the 401(k) Employee Savings Plan and Trust.

(2)	Premiums paid on the split dollar life insurance policy, which the Company has provided for Mr. Hanna amount to $14,747 for each of the three years ended October 31, 2004. The Company makes the payments and the policy is assigned to the Company as collateral for the repayment of premiums.

(3)	The 401(k) Employee Savings Plan and Trust allows for contributions by the Company for the benefit of employees including the named executive officer equal to 3% of the compensation paid to all eligible employees. The Company made contributions to the 401(k) Employee Savings Plan and Trust for Mr. Hanna amounting to $4,350, $6,192 and $4,555 for the years 2004, 2003 and 2002, respectively. All such contributions have been made in the form of YoCream stock purchased on the open market. Other compensation does not include the premium paid by the Company on term life insurance for the benefit of the named executive officer under a group life policy for all salaried employees of the Company.

(4)	The Company provides Mr. Hanna with a car, which in conjunction with other perquisites does not exceed 10% of his base salary.

Employment Contracts and Change in Control Agreements

The Company does not have any employment contracts or arrangements with John N. Hanna, Chief Executive Officer. The Company, however, has adopted a change in control agreement wherein Mr. Hanna will receive two times his annualized annual earnings received from the Company for the five-year period immediately preceding a triggering event. For purposes of this agreement, a triggering event is any acquisition by any one person, or more than one person acting as a group, of stock of the Company that represents more than fifty percent (50%) of the total fair market value or total voting power of the Company's stock. A triggering event is also any acquisition by any one person or more than one person acting as a group, of assets from the Company that have a total fair market value equal to or greater than one-third of all of the Company's assets. Based on the past five years of annual earnings, Mr. Hanna would receive $260,636 in the event of a change in control.

YOCREAM INTERNATIONAL PROXY STATEMENT

STOCK OPTION GRANTS DURING LATEST FISCAL YEAR

During the year ended October 31, 2004, no stock options were granted to John N. Hanna, Chief Executive Officer.

STOCK OPTION EXERCISES AND YEAR-END STOCK OPTION VALUES

The following table shows information as to the stock options that were exercised during the year ended October 31, 2004 by John N. Hanna, the Company's Chief Executive Officer, and the value of all stock options held by him as of October 31, 2004.

Stock Option Exercises in Last Fiscal Year
and Fiscal Year-End Stock Option Values (1)

Value of Unexercised
			Number of Unexercised	In-the-Money Options
			Options at FY-End	At FY-End
	Shares Acquired on		Exercisable/	Exercisable/
Name	Exercise	Value Realized	Un-exercisable	Un-exercisable

John N. Hanna	819	$3,849	26,667 / 3,333	$0 / $0

(1)    On October 29, 2004, the closing price of the Company's Common Stock was $4.25. For purposes of the foregoing table, stock options with an exercise price of less than this amount are considered to be "in the money" and are considered to have a value equal to the difference between this amount and the exercise price of the Stock option multiplied by the number of shares covered by the stock option.  No stock options issued under the 2000 Stock Option Plan were "in the money" on that date.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth several categories of information about equity compensation plans in effect as of the end of the last completed fiscal year that provide for the award of securities or the grant of options to purchase securities to YoCream employees and directors:

	(a)	(b)	(c)

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining
			available for future issuance
			under equity compensation
Plan Category			plans excluding securities
			reflected in column (a)

Equity compensation
plans approved by
security holders	270,000	$4.70	85,000

Equity compensation
plans not approved
by security holders	0	0	0

Total	270,000	$4.70	85,000

YOCREAM INTERNATIONAL PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee serves a vital function in overseeing the internal controls of the Company and the financial reporting process, as well as ensuring that the audits of the Company's affairs are being properly conducted. In carrying out its duties, the Audit Committee:

  Reviews and discusses with management the scope of external audit activities and the auditedfinancial statements of the Company;
  Discusses with the Company's independent auditors matters relating to the Statement onAuditing Standard No. 61;
  Receives disclosures from and discusses with the Company's independent auditors, the auditor'sindependence in light of Independence Standards Board Standard No. 1; and
  Makes a recommendation to the Board of Directors, based on the committee's review of theaudited financial statements and its discussions with the Company's independent auditors, as towhether the audited financial statements should be included in the Company's annual report filedwith the Securities and Exchange Commission on Form 10-KSB.

The Audit Committee has reviewed and discussed with management the audited financial statements, and has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. In addition, the Audit Committee has received written disclosures and a letter from the Company's independent auditor as required by ISB Standard No. 1, and has discussed with the Company's independent auditor the auditor's independence. Based on the foregoing reviews, discussions, and disclosures, the Audit Committee has recommended the inclusion of the audited financial statements in the annual report on Form 10-KSB for the year ended October 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,

Carl G. Behnke
William J. Rush
Frederick M. Kinyon

YOCREAM INTERNATIONAL PROXY STATEMENT

TRANSACTIONS WITH AFFILIATES AND MANAGEMENT

The Company has retained the services of Hanna Strader PC, a law firm in which Joseph J. Hanna, Jr., a director of the Company, is a partner. During the year ended October 31, 2004, Hanna Strader PC served as the Company's general counsel and was paid $27,418 in legal fees.

The Company leases its production, office and warehouse facilities from Pente Investments, LLC. Pente Investments, LLC is an Oregon limited liability company, whose members are John N. Hanna, David J. Hanna, James S. Hanna, Joseph J. Hanna, Jr. and another non-immediate family member relative.

The current lease for the production and office facilities has a remaining term of approximately 8 years with renewal provisions and currently provides for a base rent of $17,000 per month for the period from July 2003 to July 2006. Thereafter the lease payment increases approximately 8% every three years.

In October 2003, the Company entered into an agreement to lease an adjoining warehouse facility from Pente Investments, LLC. The lease, which was approved by an independent committee of the Board of Directors, has a term of 15 years and provides for a base rent of $12,848 per month for the period from November 2003 to 2006. Thereafter the lease payment increases approximately 9% every three years. Based on the advice of the Company's outside financial advisors, the Company arranged for Pente to fund the purchase of the building to conserve the Company's long-term borrowing capacity. The new warehouse space increases overall plant capacity by optimizing utilization of the existing manufacturing facility.

The independent members of the Audit Committee have reviewed and approved all transactions between the Company and Pente Investments, LLC. The independent members of the Audit Committee believe the terms and conditions of the foregoing leases with Pente Investments, LLC are in accordance with the current market conditions for such properties and are not any more or less favorable than terms and conditions one would expect in a non-related, third party transaction. In its review of the proposed leases, the Audit Committee retained consultants to provide the Committee with advice regarding market lease rates.

During the fiscal year ended October 31, 2004, the Company employed certain members of the Hanna family as senior managers in the Company. Matt Hanna, a son of John Hanna, is the Director of Administration, responsible for administrative functions, human resources, risk management, custom manufacturing and international sales, and received a base salary of $89,004. Tyler Bargas, a son-in-law of John Hanna, is the Director of Foodservice Sales, responsible for developing and executing the foodservice portion of the sales plan, as well as overseeing the business development and regional sales managers and received a base salary of $89,004. Michele Hanna Emery, niece of John Hanna, is the Director of Sales, National Accounts and Branding, responsible for developing business with nationally branded foodservice distributors, brokers and customers, as well as coordinating with the healthcare channel manager and received a base salary of $89,004. These senior managers also received a minimal car allowance and in prior years have been given some stock option grants, when approved by the Board of Directors. No stock options were granted in 2004. The foregoing individuals are part of a seven-member senior management team, all of whom received similar total compensation packages in 2004. In addition, Frances Hanna, a sister-in-law of John Hanna, is the Director of Research & Development and received a base salary of $61,000. She also has been given prior year stock option grants.

YOCREAM INTERNATIONAL PROXY STATEMENT

In August 2003, the Company entered into a three-year consulting agreement with David Hanna, its former president, upon his departure after 27 years of service, and resignation from his positions as president and director of the Company. Under the terms of the consulting agreement he will be paid an annual fee of $136,667. Additionally, the Company will continue to provide health insurance benefits during the term of the agreement, and fund a split dollar insurance policy until the policy is paid up, or the event of death. The policy has been assigned to the Company as collateral for the repayment of the premiums. In the event of the death of the former employee, the Company would be paid the amount of its premium advances. David Hanna continues to own in excess of 5% of the Company's outstanding stock. A complete copy of the consulting agreement was filed with the Securities and Exchange Commission on Form 8-K on August 18, 2003.

COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS

Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16") requires that all executive officers and directors of the Company and all persons who beneficially own more than ten percent of the Company's Common Stock file an initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

Based solely on the review of copies of the forms provided to the Company and the representations by the executive officers, directors and ten percent shareholders, the Company believes, to the best of its knowledge, that all Section 16(a) filing requirements were met for fiscal year ended October 31, 2004.

YOCREAM INTERNATIONAL PROXY STATEMENT

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of each director, each nominee for director, all executive officers, and directors as a group, and persons, according to information received by the Board of Directors, holding more than five percent of the outstanding Common Stock of the Company as of February 11, 2005.

Management and Others

Name and Address (2)	Shares Owned (1)	Percent Of Class

John N. Hanna, Chairman, CEO	312,999 (3)	14.4%

James S. Hanna, Director, Secretary	256,001 (4)	11.9%

David J. Hanna, Former President	170,000	7.9%

William J. Rush, Director	154,902 (5)	7.2%

Carl G. Behnke, Director	45,894 (6)	2.1%

Joseph J. Hanna, Jr., Director	27,500 (7)	1.3%

Frederick M. Kinyon	5,000 (8)	.2%

W. Douglas Caudell, Chief Financial Officer	32,336 (9)	1.5%

All Executive Officers and Directors	834,632 (10)	36.7%
as a Group (7 persons)

(1)	Unless indicated otherwise, each person or entity separately possesses sole voting and sole investment power over his or its respective shares. There are no arrangements, known to the Company, including any pledge by any person of securities of the Company the operation of which may at a subsequent date result in a change of ownership of such stock or in control of the Company.

(2)	The business address for each person is 5858 NE 87th Avenue, Portland, Oregon 97220.

(3)	Includes 30,000 shares subject to options exercisable within 60 days of February 11, 2005; 2,000 shares held by Pente Investments LLC in which John Hanna is one of five members; 13,200 shares held in the John Hanna Charitable Trusts; and 3,848 shares held in his 401(k) account.

(4)	Includes 12,500 shares subject to options exercisable within 60 days of February 11, 2005, and 8,915 shares owned by the spouse of James Hanna.

(5)	Includes 12,500 shares subject to options exercisable within 60 days of February 11, 2005.

(6)	Includes 12,500 shares subject to options exercisable within 60 days of February 11, 2005.

(7)	Includes 27,500 shares subject to options exercisable within 60 days of February 11, 2005.

(8)	Includes 5,000 shares subject to options exercisable within 60 days of February 11, 2005.

(9)	Includes 30,000 shares subject to options exercisable within 60 days of February 11, 2005 and 2,038 shares held in his 401(k) account.

(10)	Includes an aggregate of 130,000 shares subject to options exercisable within 60 days of February 11, 2005 and 5,881 shares held in the 401(k) accounts.

CODE OF ETHICS

The Company's code of ethics is available on its website at www.yocream.com.

YOCREAM INTERNATIONAL PROXY STATEMENT

AGENDA ITEM 2. SHAREHOLDER APPROVAL OF AMENDED AND RESTATED STOCK INCENTIVE PLAN

We believe it is important and beneficial to the long term success of the Company to provide key personnel with the opportunity to participate in the growth and financial success of the Company through stock ownership in the Company. In addition to regular salaries, equity compensation enables management to attract and retain qualified employees in a competitive market, and we believe that equity ownership in the Company better aligns the interests of management with the interests of other shareholders. Although there are numerous forms of equity compensation available for use, our 2000 Stock Option Plan as previously approved by the shareholders permits only grants of stock options for this purpose.

The Company used stock options primarily because of the favorable accounting treatment afforded stock options over other forms of equity compensation. However, with the adoption of FAS 123r, the advantageous accounting treatment for stock options will change in 2005. In the future, the Company will incur an expense for awards of all forms of equity compensation. As a result, the use of other forms of equity compensation may be better suited to meet the needs of the Company and accomplish its compensation and retention objectives.

After careful consideration, the Board of Directors has determined that it is in the best of the Company to revise its equity compensation plan to provide for the issuance of Stock Options, Stock Grants and Stock Settled SARs (stock appreciation rights). Including Stock Grants and Stock Settled SARs in the mix of equity compensation alternatives available to the Company provides the Company with greater flexibility in structuring and meeting its compensation goals and philosophy while potentially reducing the overall, long-term financial effect to the Company. Therefore, the Board of Directors has adopted and approved, subject to shareholder approval, an amended stock incentive plan that provides for the issuance of Stock Options, Stock Grants (including performance based grants) and Stock Settled SARs.

Our 2000 Stock Option Plan currently has 400,000 shares authorized for issuance. Of those authorized shares, 85,000 are available for future issue. An important element of the continued success and growth of the Company is the ability to effectively implement our business strategy and adequately compensate and retain our management team to provide them incentives execute that strategy. The Board believes that the current number of shares are not adequate to meet the future compensation goals and objectives of the Company and has approved the authorization of an additional 250,000 shares, subject to shareholder approval, which will increase the total number of shares authorized under the plan to 650,000.

The total number of shares available for award under the plan will be 335,000 shares, which represents approximately 15% of the current shares outstanding. The board will have the discretion to award stock options and common stock to executive officers, employees and board members in any amount, or not at all; and such awards may vest over time, vest based on established performance criteria or vest immediately on the date of award. The board may issue options and stock in any mix as it deems necessary and appropriate to accomplish its compensation goals and objectives. The board may also issue shares of stock in exchange for the currently outstanding stock options in any ratio the board deems appropriate.

The Board recognizes that the number of additional shares is substantial relative to its current outstanding share count. Historically, however, equity awards have been made to the executive officers, key personnel and the board members, which group consists of approximately 15 persons. The 335,000 shares represents about 22,000 shares per person, which, if vesting over 5 to 10 years, equates to approximately 4,000 to 2,000 shares per person per year, depending on the length of award. The Board is considering making such stock grants rather than stock options.

YOCREAM INTERNATIONAL PROXY STATEMENT

The issuance of stock, whether vesting over time or vesting based on performance criteria, are deemed issued and outstanding at the time of the grant. Consequently, any shares awarded or granted under the plan will carry all incidents of ownership, including the right to vote, regardless of whether such shares are vested or unvested. If all 335,000 shares were awarded as stock grants to the executive officers and directors, it is possible that such officers and directors, coupled with other family members and key personnel, collectively could control more than 50% of the outstanding votes of the company. Stock Options may not be voted until exercised.

Under the NASDAQ listing standards, if a group of persons who agree to act in concert controls more than 50% of the outstanding votes of a public company, the company may be deemed a "controlled company". A "controlled company" is not required to have a majority of its board be independent of management, not required to have the CEO's and other executive officers compensation determined by board members that are independent of management and not required to have board nominees selected by board members that are independent of management.

Management and the members of the board have discussed the possibility of becoming a controlled company in the event that group of persons control 50% or more of the outstanding votes as a result of the additional awards that may be granted under this plan, but have not made a determination at this time to organize as a control group for that purpose. As a group, they currently beneficially own or control in excess of 30% of the current outstanding votes. Although other corporate actions involving the issuance of stock could result in a certain group of individuals controlling 50% or more of the outstanding votes, to become a "controlled company" through the Plan, in addition to the authorization of the additional shares, the board of directors would have to approve the award of substantially all of the available shares under the plan as grants of shares rather than stock options and the executive officers, key management personnel and the board of directors would have to agree to vote those shares in concert. Because this group has discussed the issue, you should be aware that such a possibility exists.

Grants of stock, vested or unvested, are considered outstanding on the date of grant and, as a result, have a dilutive effect when granted and will reduce earnings per share. Coupled with all the outstanding stock options, if in the money and exercised, the total dilutive affect of the shares available for issue under plan would be to add an additional 605,000 shares to the outstanding share count. Additionally, equity compensation under FAS123r results in an expense to the company over the life of the award. If all 335,000 shares were issued as stock grants, the expense related to such shares will reduce the annual earnings of the company over the life of the award as those shares vest.

In light of the proposed changes, the name of the plan will also be changed from the 2000 Stock Option Plan to the 2005 Stock Incentive Plan to reflect that it is more than merely a stock option plan. A complete copy of the proposed 2005 Stock Incentive Plan is attached to this Proxy as Appendix A.

Summary of the Plan

The following is a brief summary of the terms of the 2005 Stock Incentive Plan.

The number of authorized shares will increase from 400,000 to 650,000 shares.

Our Compensation Committee will administer the plan and determine the persons to whom awards are to be granted, the type of award, the term of the award, the number of shares represented by each award and the conditions, limitations and provisions for each award.

At the discretion of the Committee, awards may be subject to a vesting schedule, which may be based on period of service, Company or personal performance criteria or a combination thereof. Every award must be evidenced by an written agreement that will contain the specific terms and conditions of such award. Awards may be given to employees, directors and other service providers at the discretion of the Committee. All unvested awards at the time of death, disability or termination of service with the Company will terminate on the date of such event and all shares represented by such unvested awards will be returned to the plan and available for grant under the plan.

YOCREAM INTERNATIONAL PROXY STATEMENT

The Committee may not re-price any outstanding Stock Options or Stock Settled SARs for which the exercise price is below the market price; however, at the discretion of the Committee, it may exchange such Stock Options or Stock Settled SARs for stock awards, which may or may not be subject to vesting, at such ratio of stock to Stock Options or Stock Settled SARs as the Committee deems appropriate in the exercise of its committee duties.

All Stock Option grants will have an exercise price equal to the fair market value on the date of grant and may not have a term longer than 10 years. Stock Options generally vest over a period of time and are only exercisable if vested.

Stock Settled SARs are rights granted to a person that entitle that person to a specific number of shares of stock of the Company equal in value to the difference in the exercise price and the fair market value on the date of exercise. The exercise price of a Stock Settled SAR must be no less than 100% of the fair market price on the date of grant. At the discretion of the Committee, the vesting schedule for Stock Settled SARs may be time based, performance based or a combination.

The plan provides for Performance Share Awards and Restricted Share Awards. These awards entail the granting of actual stock subject to forfeiture if certain criteria are not satisfied in the time period set forth in the written agreement. At the discretion of the Committee, the recipient also may be required to pay all or portion of the fair market value of the stock represented by the award. Restricted Share Awards may vest immediately upon grant or may be subject to a vesting schedule. Performance Share Awards usually vest in accordance with a set of performance criteria established at the discretion of the Committee. The recipient of an award may only acquire shares that have vested pursuant to the terms of the written agreement evidencing the award. The Company has the right to repurchase all unvested shares upon the occurrence of certain events for a nominal price of $.001 per share. The Company may escrow the stock certificates representing such awards or place a restrictive legend on such stock certificates that precludes the sale or transfer of the shares without Company approval until such shares have vested, at which time the legend may be removed only with the consent of the Company.

The plan will terminate on January 25, 2010, 10 years after the effective date. Awards granted under the plan prior to termination of the plan, but unvested or unexercised as of that date, will continue in effect until otherwise terminated by their accompanying written agreements.

Under FAS 123r the recipient and the Company will be subject to certain tax rules and accounting charges regardless of the type of award. The awards are treated differently and, in accordance with the applicable tax and accounting rules and regulations, the issuance, vesting and exercise of an award may result in a taxable event or accounting charge. Additionally, under certain circumstances, the recipient and the Company may be responsible for any tax withholding associated with the exercise or vesting of an award.

The Board of Directors unanimously recommends that shareholders vote in favor of amending and restating the current stock option plan in the form of the proposed 2005 Stock Incentive Plan, which will include increasing the number of authorized shares from 400,000 to 650,000 and permit the issuance of stock options, stock settled SARs and outright grants of stock.

AGENDA ITEM 3. OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting. However, if any other matters properly come before the Meeting or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

YOCREAM INTERNATIONAL PROXY STATEMENT

INDEPENDENT AUDITORS

Grant Thornton LLP, independent certified public accountants, were the Company's auditors for the fiscal year ended October 31, 2004. In accordance with the provisions of the Audit Committee Charter, the Audit Committee is charged with the responsibility of selecting the Company's auditor and intends to make its selection for fiscal year 2005 on a timely basis.

The audit services performed by Grant Thornton LLP during 2004 included an audit of the annual financial statements, review of the quarterly financial statements, and consultation in connection with filings with the Securities and Exchange Commission and audit related accounting matters. Grant Thornton LLP also prepared the Company's income tax returns and consulted on related tax matters.

A representative of Grant Thornton LLP is expected to be at the annual meeting and will be available to answer appropriate questions.

The following fees were paid to Grant Thornton LLP related to fiscal 2004 and 2003:

	2004	2003
Audit Fees	$47,700	$38,160
Audit Related Fees (A)	20,670	10,019
Tax Fees (B)	16,286	16,319
All Other Fees (C)	2,212	9,230
	$86,868	$73,728

(A)	Consists of quarterly reviews.

(B)	Consists of corporate tax compliance.

(C)	Consists of fees related to miscellaneous tax and other consulting services.

During fiscal year 2003, the Audit Committee adopted the policy of pre-approving all engagements for audit and tax related services, and subsequently pre-approved the fees for the fiscal year 2004 audit, and tax return preparation.

The Audit Committee considered whether, and has determined that, the performance of these other professional services is compatible with maintaining the independent auditor's independence.

SHAREHOLDER PROPOSALS

Any proposal, which a shareholder wishes to have considered for inclusion in the Company's proxy solicitation materials for the 2006 Annual Meeting of Shareholders, must be received at the main office of the Company no later than October 31, 2005. If such proposal is in compliance with all of the requirements of the Company's Articles of Incorporation, and of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. We encourage interested shareholders to send any such proposals by certified mail, return receipt requested.

YOCREAM INTERNATIONAL PROXY STATEMENT

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company's Annual Report to Shareholders for the year ended October 31, 2004 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to Shareholders may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended October 31, 2004, and the list of exhibits thereto required to be filed with the Securities and Exchange Commission. Such written request should be directed to Terry Lusetti, Director of Investor Relations, YoCream International, Inc., 5858 NE 87th Avenue, Portland, Oregon 97220. The Form 10-KSB Annual Report is not part of the proxy solicitation materials.

By order of the Board of Directors,

John N. Hanna
Chairman of the Board of Directors
  And Chief Executive Officer

DATED: March 8, 2005

NOTE: Please send in your Proxy immediately, using the enclosed postage paid envelope.

YOCREAM INTERNATIONAL PROXY STATEMENT

APPENDIX A

YOCREAM INTERNATIONAL, INC.

STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE OF THE PLAN

        The purposes of this Stock Incentive Plan (the "Plan") are to attract, retain and provide incentive compensation to employees, non-employee directors and others who contribute to the long-term financial success of YOCREAM INTERNATIONAL, INC., an Oregon corporation (the "Company") and to more closely align their interests with those of the Company and its shareholders. This Plan amends and restates in its entirety the 2000 Stock Option Plan.

ARTICLE II
DEFINITIONS

        As used herein, the following definitions will apply:

(a)	"Acquired Company" means any corporation or other entity that becomes a majority owned subsidiary of the Company, after the Effective Date, by merger, consolidation, acquisition of all or substantially all of its assets or otherwise.

(b)	"Authorized Shares" means the number of shares of Common Stock authorized for issuance pursuant to Section 3.1 of this Plan.

(c)	"Available Shares" means the number of shares of Common Stock available under this Plan at any time for future issuance under Nonqualified Stock Options, Stock-Settled SARs, Performance Share Awards or Restricted Share Awards, as provided in Section 3.2 of this Plan.

(d)	"Award" means any agreement to issue a Nonqualified Stock Option, a Stock-Settled SAR, or to make a Performance Share Award or a Restricted Share Award pursuant to this Plan. An Award shall, for all purposes, be deemed to have been made on the later of (i) the date when the Company completes all necessary corporate action necessary to authorize the Award or such later date as specified in such corporate action or (ii) when the maximum number of shares covered by the Award can be determined (excluding from such determination the effects of any vesting provisions including Performance Goals and excluding provisions adjusting the number of shares pursuant to Section 11.1 of Article XI of this Plan) regardless of the date on which the written agreement evidencing the Award is prepared or executed by the Company or the Recipient.

(e)	"Board of Directors" means the Board of Directors of the Company.

(f)	"Committee" means any committee appointed by the Board of Directors in accordance with Article V of this Plan, or, the Board of Directors, if no such committee is then in existence.

(g)	"Common Stock" means the common stock of the Company.

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(h)	"Company" means YoCream International, Inc. and, unless the context requires otherwise, any successor or assignee of the Company by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise. As used in connection with either the term "Employee" or "Service," it includes Subsidiaries of the Company.

(i)	"Corporate Transaction" means (i) the adoption of a plan of dissolution or liquidation with respect to the Company, (ii) the consummation of any plan of exchange, merger or consolidation with one or more corporations in which the Company is not the surviving entity (other than a merger of the Company into a wholly-owned subsidiary of the Company or a reincorporation of the Company in a different jurisdiction), or in which the security holders of the Company prior to such transaction do not receive in the transaction securities with voting rights with respect to the election of directors equal to 50% or more of the votes of all classes of securities of the surviving corporation or (iii) the consummation of a sale of all of substantially all of the assets of the Company following a shareholder vote on such sale.

(j)	"Disabled" means having a mental or physical impairment that has lasted or is expected to last for a continuous period of 12 months or more and, in the Committee's sole discretion, renders a Recipient unable to perform the duties that were assigned to the Recipient during the 12 month period prior to such determination. The Committee's determination of the existence of an individual's disability will be effective when communicated in writing to the Recipient and will be conclusive on all of the parties.

(k)	"Employee" means any person employed by the Company or a Subsidiary of the Company.

(l)	"Exercise Price" means the price per share at which shares of Common Stock may be purchased upon exercise of a Nonqualified Stock Option or a Stock-Settled SAR.

(m)	"Fair Market Value" with respect to shares of Common Stock for any date means:

	1)	If the Common Stock is traded on a national securities exchange or on either the

NASDAQ National Market or NASDAQ SmallCap Market, the "Fair Market Value" of a share of Common Stock will be the average between the lowest and highest reported sales price of the Common Stock for such date, or if no transactions occurred on such date, on the last date on which trades occurred;

	2)	If the Common Stock is not traded on a national securities exchange or on NASDAQ but bid and asked prices are regularly quoted on the OTC Bulletin Board Service, by the National Quotation Bureau or any other comparable service, the "Fair Market Value" of a share of Common Stock will be the average between the highest bid and lowest asked prices of the Common Stock as reported by such service at the close of trading for such date or, if such date was not a business day, on the preceding business day; or

	3)	If there is no public trading of the Common Stock within the terms of subparagraphs 1 or 2 of this subsection, the "Fair Market Value" of a share of Common Stock will be as determined by the Committee in its good faith discretion.

(n)	"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

(o)	"Nonqualified Stock Option" means an option to purchase shares of Common Stock that the Committee either indicates is intended to be a nonqualified stock option or indicates is not

2

intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is awarded under Article VI of this Plan.

(p)	"Option Agreement" means the written agreement between the Company and a Recipient that evidences a Nonqualified Stock Option awarded pursuant to this Plan. Each Option Agreement shall be subject to the terms and conditions of this Plan.

(q)	"Outstanding Stock Options" means all Stock Options awarded pursuant to this Plan that, at such time, have not yet expired and have not either been terminated or cancelled.

(r)	"Performance Goals" means any of the following performance criteria or combination of the following performance criteria applied either to the Company as a whole, as to any Subsidiary or as to any business unit of the Company or any Subsidiary and measured on an actual or as adjusted basis applied on a quarterly, annual or cumulative basis or relative to pre-established targets, previous period results or a designated comparison group, in each case as specified by the Committee in the agreement evidencing an Award: (i) net revenue, (ii) net margin, (iii) operating income, (iv) operating cash flow, (v) earnings before interest, taxes, depreciation and amortization, (vi) earnings before interest and taxes, (vii) net income before income taxes, (viii) net income, (ix) new product introduction, (x) product release schedules, (xi) market segment share, (xii) product cost reduction, (xiii) customer satisfaction, (xiv) quality criteria, or (xv) other business objectives. The Committee shall determine whether or the extent to which any Performance Goal is achieved and may appropriately adjust any evaluation of performance to exclude, in whole or in part, any extraordinary non-recurring items, accruals for reorganization or restructuring events, asset write-downs, judgments, settlement amounts and expenses associated with litigation, and the effect of changes in tax law or accounting principles.

(s)	"Performance Share Award" means an Award of shares of Common Stock pursuant to Article IX of this Plan subject to the terms of a Share Vesting Agreement in which vesting is based, either in whole or in part, to the achievement of certain Performance Goals.

(t)	"Recipient" means any individual who is awarded a Nonqualified Stock Option, a Stock- Settled SAR, a Performance Share Award or a Restricted Share Award pursuant to this Plan.

(u)	"Restricted Share Award" means an Award of shares of Common Stock pursuant to Article X of this Plan, regardless of whether the Recipient receives the shares covered by such Award solely for services or for a combination of services and cash payment to the Company, pursuant to a Share Vesting Agreement.

(v)	"Securities Act" means the Securities Act of 1933, as amended.

(w)	"Service" means the continued employment of an Employee, service as director of the Company, service as a director of a Subsidiary of the Company or the regular provision of services to the Company or a Subsidiary of the Company under an independent contractor arrangement. If a recipient ceases to provide Service with the Company or a Subsidiary of the Company in one capacity but continues to provide Service in another capacity or contemporaneously begins to provide Service in another capacity, the recipient shall, for purposes of this Plan, be deemed to have continued in Service without interruption.

3

(x)	"Share Vesting Agreement" means the written agreement between the Company and a Recipient that evidences either a Performance Share Award or a Restricted Share Award made pursuant to this Plan. Each Share Vesting Agreement shall be subject to the terms and conditions of this Plan.

(y)	"Significant Shareholder" means any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. For purposes of this definition a person shall be considered the owner of all stock owned directly or indirectly by or for such person's siblings, spouse, ancestors and lineal descendants. In addition, stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries to the extent required by Section 422 of the Internal Revenue Code.

(z)	"Stock-Settled SAR" means the right to acquire shares of Common Stock in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the Exercise Price per share multiplied by the number of shares covered by the right awarded under Article VII of this Plan.

(aa)	"Stock-Settled SAR Agreement" means the written agreement between the Company and a Recipient that evidences a Stock-Settled SAR pursuant to this Plan. Each Stock-Settled SAR Agreement shall be subject to the terms and conditions of this Plan.

(bb)	"Subsidiary" of the Company means any corporation or other entity owned or controlled by the Company in an unbroken chain of corporations or other entities in which each of the corporations or other entities other than last corporation or other entity owns 50 percent or more of the total combined voting power of all classes of equity ownership interests in the other corporations or other entities in such chain.

(cc)	"Stock Option" means a Nonqualified Stock Option awarded pursuant to this Plan.

(dd)	"Tax Withholding" means all amounts determined by the Company to be required to satisfy applicable federal, state and local tax withholding requirements upon the exercise of a Stock Option, the disqualifying disposition of shares of Common Stock acquired by exercise of a Stock Option, the vesting of shares under a Performance Share Award or Restricted Share Award, a Recipient making an election under Section 83(b) of the Internal Revenue Code with respect to a Performance Share Award or Restricted Share Award or as otherwise may be required under applicable tax laws.

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ARTICLE III
STOCK SUBJECT TO THE PLAN

        3.1 Aggregate Number of Authorized Shares. Subject to adjustment in accordance with Section 11.1, the total number of shares of Common Stock authorized for issuance under all Awards pursuant to this Plan is established at 650,000 shares. Within this total number of authorized shares under this Plan, the number of Restricted Share Awards granted under the Plan shall not exceed 500,000 shares of Common Stock.

        3.2 Number of Available Shares. At any point in time, the number of Available Shares shall be the number of Authorized Shares at such time minus:

(a)	the number of shares of Common Stock issued prior to such time upon the exercise of Stock Options and Stock-Settled SARs that were awarded pursuant to this Plan; and

(b)	the number of shares covered by outstanding Stock Options and Stock-Settled SARs that were awarded pursuant to this Plan to the extent that such have not been exercised at such time; and

(c)	the number of shares of Common Stock covered by Performance Share Awards and Restricted Share Awards made pursuant to this Plan prior to such time except to the extent that unvested shares have been forfeited and repurchased by the Company pursuant to the terms of a Share Vesting Agreement.

As a result of the foregoing, if a Stock Option or Stock-Settled SAR expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock covered by such Stock Option or Stock-Settled SAR that were not acquired through the exercise of such Award will again become Available Shares. Upon the exercise in full of a Stock-Settled SAR, all shares covered by that Award other than the shares actually issued upon such exercise, will again become Available Shares. If shares of Common Stock covered by a Performance Share Award or Restricted Share Award are repurchased by the Company pursuant to the terms of a Share Vesting Agreement, those shares will again become Available Shares. If shares of Common Stock covered by an Award are surrendered by a Recipient to satisfy any Tax Withholding obligations, those shares will again become Available Shares.

        3.3 Reservation of Shares. Available Shares shall consist of authorized but unissued shares of Common Stock of the Company. By appropriate resolution of the Board of Directors, the Company at all times will reserve for issuance shares of Common Stock equal to the sum of (i) the number of shares covered by Outstanding Stock Options to the extent that such Stock Options have not been exercised at such time and (ii) the number of Available Shares. By action of the Board of Directors, the Company may repurchase issued and outstanding shares for purposes of providing Available Shares under this Plan but the Company is not required to make such repurchases and any such repurchases shall not effect the calculation of the number of Authorized Shares or Available Shares.

        3.4 Annual Limit on Number of Shares to Any One Person. No person will be eligible to receive Awards pursuant to this Plan which, in aggregate, exceed 40,000 shares in any calendar year except in connection with the hiring or commencement of services from such person in which case such limit shall be 75,000 shares during such calendar year. However, the foregoing limitation shall not apply to Awards of Stock Options in substitution for outstanding stock options of an Acquired Company that are cancelled in connection with the acquisition of such Acquired Company.

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ARTICLE IV
COMMENCEMENT AND DURATION OF THE PLAN

        4.1 Effective Date of the Plan. This Plan will be effective as of the date on which it was adopted by the Board of Directors. However, the implementation of this Plan shall be subject to the provisions of Section 4.2.

        4.2 Shareholder Approval of the Plan. Within twelve (12) months of the date on which this Plan was adopted by the Board of Directors, this Plan will be submitted to the shareholders of the Company for their approval. This Plan will be deemed approved by the shareholders if approved by a majority of the votes cast at a duly held meeting of the Company's shareholders at which a quorum is present in person or by proxy. Awards may be made pursuant to this Plan prior to such shareholder approval provided that such Awards are conditioned upon such approval and state by their terms that they will be null and void if shareholder approval is not obtained.

        4.3 Termination of the Plan. This Plan will terminate ten years from the date on which it was adopted by the Board of Directors. In addition, the Board of Directors will have the right to suspend or terminate this Plan at any time. Termination of the Plan will not terminate or otherwise affect any outstanding Stock Option, Stock-Settled SAR, Performance Share Award, Restricted Share Award, Option Agreement, Stock-Settled SAR Agreement or Share Vesting Agreement.

ARTICLE V
ADMINISTRATION OF THE PLAN

        Subject to the provisions of this Plan and any additional terms or conditions which, from time to time, may be imposed by the Board of Directors, the Committee will administer this Plan and, in its sole discretion, will have the authority to award Stock Options, Stock-Settled SARs, Performance Share Awards and Restricted Share Awards in accordance with Articles VI, VII, IX and X respectively. The Board of Directors shall retain (but may delegate to the Committee) the right to agree to award Stock Options, Stock-Settled SARs, Performance Share Awards or Restricted Share Awards in substitution for outstanding unexercised stock options or unvested share grants made by the Acquired Company prior to the date of such acquisition in accordance with Section 11.2 of Article XI. The Committee shall not reduce or adjust the exercise price of any outstanding Stock Option or Stock Settled SARs subject to this Plan, directly or indirectly by canceling such outstanding Stock Option or Stock Settled SARs and replacing it with a similar award with a lower exercise price. Notwithstanding the foregoing, the Committee may exchange Performance Share Awards or Restricted Share Awards for outstanding Stock Options or Stock Settled SARs at such ratio as the Committee deems appropriate in the exercise of its fiduciary duties. From time to time, the Committee may adopt rules and regulations relating to the administration of this Plan and may seek the advice of legal, tax, accounting and compensation advisors. Decisions of the Committee with respect to the administration of this Plan, the interpretation or construction of this Plan, or the interpretation or construction of any written agreement evidencing an Award will be final and conclusive, subject only to review by the full Board of Directors. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement evidencing an Award in the manner and to the extent it deems appropriate.

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        The Board of Directors shall appoint the members of the Committee, which shall consist of at least two directors from the Board of Directors. The appointment to the Committee of one or more directors who are not "outside directors" as such term is defined in Treasury Regulation Section 1.162 -27(e)(3), one or more directors who are not "non-employee directors" as such term is defined in Rule 16b-3 issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, ("Rule 16b-3") or one or more directors that fail to meet the requirements for service on a compensation committee as set forth in the listing standards of the exchange or market on which the Common Stock primarily trades shall not invalidate any of the actions of the Committee. Any member of the Committee that is not an outside director, as such term is defined, is referred to in this paragraph as an "Abstaining Director" with respect to any action by the Committee, for which Section 162(m) of the Internal Revenue Code requires the approval of a committee consisting solely of outside directors. Any member of the Committee that is not a non-employee director, as such term is defined, is referred to in this paragraph as an "Abstaining Director" with respect to any action by the Committee for which Rule 16b-3 requires the approval of a committee consisting solely of non-employee directors. Any member of the Committee that fails to meet the requirements of the listing standards of the exchange or market on which the Common Stock primarily trades is referred to in this paragraph as an "Abstaining Director" with respect to any action by the Committee that requires the approval of a committee consisting solely of directors meeting those requirements. An Abstaining Director shall be deemed to have abstained from such action (notwithstanding any statement to the contrary which may be contained in minutes of a meeting of the Committee) and the assent of any such director shall be ignored for purposes of determining whether or not any such actions were approved by the Committee. If the Committee proposes to take an action by unanimous consent in lieu of a meeting, an Abstaining Director shall be deemed to not be a member of the Committee for the purpose of such consent with respect to any actions for which such member is deemed to be an Abstaining Director.

        If no Committee is appointed, the Board of Directors will have all the powers, duties and responsibilities of the Committee as set forth in this Plan. In addition, the Board of Directors may abolish a Committee and assume the duties and responsibilities of the Committee at any time by resolution duly adopted by the Board of Directors.

ARTICLE VI
NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS

        Nonqualified Stock Options may be awarded pursuant to this Plan in accordance with the following terms and conditions.

        6.1 Requirement for a Written Option Agreement. Each Nonqualified Stock Option will be evidenced by a written Option Agreement. The Committee, from time to time, will determine the form of Option Agreement to be used for purposes of evidencing Nonqualified Stock Options awarded pursuant to this Plan. Except as provided in Section 11.2 of Article XI, the terms of the Option Agreement evidencing a Nonqualified Stock Option must be consistent with this Plan, including but not limited to this Article VI. Any inconsistencies between any Option Agreement and this Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as expressly required by this Article VI, the terms and conditions of each Nonqualified Stock Option do not need to be identical.

        6.2 Who may be Awarded a Nonqualified Stock Option. A Nonqualified Stock Option may be awarded to any Employee, any director of the Company or of any Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or an of its Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Nonqualified Stock Options are awarded pursuant to this Plan. In addition, substitute Nonqualified Stock Options may be awarded pursuant to Section 11.2 of Article XI to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.

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        6.3 Number of Shares Covered by a Nonqualified Stock Option. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Nonqualified Stock Option awarded pursuant to this Plan. The number of shares covered by each Nonqualified Stock Option shall be specified in the Option Agreement.

        6.4 Vesting Under a Nonqualified Stock Option. The Committee, in its sole discretion, shall determine whether a Nonqualified Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is exercisable only in accordance with a time-based vesting schedule, Performance Goals or a combination of the foregoing, all as determined by the Committee. Any such vesting terms and conditions shall be specified in the Option Agreement.  Notwithstanding any term to the contrary in any Option Agreement, a Nonqualified Stock Option that is awarded to a person who, at the time of the Award, was an executive officer of the Company will not become exercisable until after six (6) months from the date of such Award unless the Award was approved either by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full Board of Directors.

        6.5 Exercise Price of a Nonqualified Stock Option. The Exercise Price for each Nonqualified Stock Option will be at least 100% of the Fair Market Value of a share of Common Stock as of the date on which the Nonqualified Stock Option was awarded. However, if it is subsequently determined that the Exercise Price as stated in the Option Agreement evidencing a Nonqualified Stock Option is less than 100% of the Fair Market Value of a share of Common Stock as of the date on which an option was awarded, such fact will not invalidate the Nonqualified Stock Option.

        6.6 Duration of a Nonqualified Stock Option--Generally. The Committee, in its sole discretion, will determine the term of each Nonqualified Stock Option provided that such term will not exceed 10 years from the date on which such option was awarded. The term of each Nonqualified Stock Option shall be set forth in the Option Agreement. The Recipient shall have no further right to exercise a Nonqualified Stock Option following the expiration of such term.

        6.7 The Effect of Termination of the Recipient's Service with the Company on the Term of a Nonqualified Stock Option. If a Recipient's Service with the Company terminates for any reason other than as a result of the Recipient dying or becoming Disabled (as provided for in Section 6.9 and Section 6.10, respectively), all Nonqualified Stock Options that have been awarded to such Recipient shall terminate to the extent that they are not exercised within 90 days following the date the Recipient ceased to be in Service with the Company. The foregoing provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient's Service with the Company terminated.

        6.8 The Effect of a Leave of Absence on a Nonqualified Stock Option. Unless otherwise provided in the Option Agreement evidencing a Nonqualified Stock Option, a Recipient's Service shall not be deemed to have terminated if the Recipient is on sick leave, family leave, military leave or any other leave of absence that is approved by the Committee. The Committee, in its sole discretion, may determine whether a Nonqualified Stock Option shall continue to vest during any sick leave, family leave, military leave or other approved leave of absence.

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        6.9 The Effect of the Death of a Recipient on the Term of a Nonqualified Stock Option. If a Recipient's Service with the Company terminates as a result of the Recipient's death, all Nonqualified Stock Options that have been awarded to such Recipient will terminate to the extent that they are not previously exercised within 12 months following the date of the Recipient's death. The foregoing provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient's death.

        6.10 The Effect of the Disability of a Recipient on the Term of a Nonqualified Stock Option. If a Recipient's Service with the Company terminates as a result of the Recipient becoming Disabled, all Nonqualified Stock Options that have been awarded to such Recipient shall terminate to the extent that they are not exercised within 12 months following the date of the Recipient becoming Disabled. The foregoing provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient became Disabled.

ARTICLE VII
STOCK-SETTLED SARS TERMS AND CONDITIONS

        Stock-Settled SARS may be awarded pursuant to this Plan in accordance with the following terms and conditions.

        7.1 Requirement for a Written Stock-Settled SAR Agreement. Each Stock-Settled SAR will be evidenced by a written Stock-Settled SAR Agreement. The Committee, from time to time, will determine the form of Stock-Settled SAR Agreement to be used for purposes of evidencing Stock-Settled SARs awarded pursuant to this Plan. Except as provided in Section 11.2 of Article XI, the terms of the Stock-Settled SAR Agreement must be consistent with this Plan, including but not limited to this Article VII. Any inconsistencies between any Stock-Settled SAR Agreement and this Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as expressly required by this Article VII, the terms and conditions of each Stock-Settled SAR do not need to be identical.

        7.2 Who may be Awarded a Stock-Settled SAR. A Stock-Settled SAR may be awarded to any Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Stock-Settled SARs are awarded pursuant to this Plan. In addition, substitute Stock-Settled SARs may be awarded pursuant to Section 11.2 of Article XI to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.

        7.3 Number of Shares Covered by a Stock-Settled SAR. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Stock-Settled SAR awarded pursuant to this Plan. The number of shares covered by each Stock-Settled SAR shall be specified in the Stock-Settled SAR Agreement.

        7.4 Vesting Under a Stock-Settled SAR. The Committee, in its sole discretion, shall determine whether a Stock-Settled SAR is immediately exercisable as to all of the shares of Common Stock covered by the Stock-Settled SAR or whether it is exercisable only in accordance with a time-based vesting schedule, Performance Goals or a combination of the foregoing, all as determined by the Committee. Any such vesting terms and conditions shall be specified in the Stock-Settled SAR

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Agreement. Notwithstanding any term to the contrary in any Stock-Settled SAR Agreement, a Stock-Settled SAR that is awarded to a person who, at the time of the Award, was an executive officer of the Company will not become exercisable until after six (6) months from the date of such Award unless the Award was approved either by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full Board of Directors.

        7.5 Exercise Price of a Stock-Settled SAR. The Exercise Price for each Stock-Settled SAR will be at least 100% of the Fair Market Value of a share of Common Stock as of the date on which the Stock-Settled SAR was awarded. However, if it is subsequently determined that the Exercise Price as stated in the Stock-Settled SAR Agreement evidencing a Stock-Settled SAR is less than 100% of the Fair Market Value of a share of Common Stock as of the date on which an option was awarded, such fact will not invalidate the Stock-Settled SAR.

        7.6 Effect of Exercise of a Stock-Settled SAR. Exercise of a Stock-Settled SAR results in the Recipient receiving net shares of Common Stock with an aggregate Fair Market Value as of the date of such exercise equal to (i) the difference between the Fair Market Value of a share of Common Stock as of the exercise date minus the Exercise Price of the SAR, multiplied by (ii) the number of shares covered by the Stock-Settled SAR as to which it is being exercised, rounded down to the nearest whole number. A Stock-Settled SAR may be exercised as to all of the shares covered by it or may be exercised only in part.

        7.7 Duration of a Stock-Settled SAR--Generally. The Committee, in its sole discretion, will determine the term of each Stock-Settled SAR provided that such term will not exceed 10 years from the date on which such option was awarded. The term of each Stock-Settled SAR shall be set forth in the Stock-Settled SAR Agreement. The Recipient shall have no further right to exercise a Stock-Settled SAR following the expiration of such term.

        7.8 The Effect of Termination of the Recipient's Service with the Company on the Term of a Stock-Settled SAR. If a Recipient's Service with the Company terminates for any reason other than as a result of the Recipient dying or becoming Disabled (as provided for in Section 7.10 and Section 7.11, respectively), all Stock-Settled SARs that have been awarded to such Recipient shall terminate to the extent that they are not exercised within 90 days following the date the Recipient ceased to be in Service with the Company. The foregoing provision will not extend the time within which a Stock-Settled SAR may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient's Service with the Company terminated.

        7.9 The Effect of a Leave of Absence on a Stock-Settled SAR. Unless otherwise provided in the Stock-Settled SAR Agreement evidencing a Nonqualified Stock Option, a Recipient's Service shall not be deemed to have terminated if the Recipient is on sick leave, family leave, military leave or any other leave of absence that is approved by the Committee. The Committee, in its sole discretion, may determine whether a Stock-Settled SAR shall continue to vest during any sick leave, family leave, military leave or other approved leave of absence.

        7.10 The Effect of the Death of a Recipient on the Term of a Stock-Settled SAR. If a Recipient's Service with the Company terminates as a result of the Recipient's death, all Stock-Settled SARs that have been awarded to such Recipient will terminate to the extent that they are not previously exercised within 12 months following the date of the Recipient's death. The foregoing provision will not extend the time within which a Stock-Settled SAR may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient's death.

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        7.11 The Effect of the Disability of a Recipient on the Term of a Stock-Settled SAR. If a Recipient's Service with the Company terminates as a result of the Recipient becoming Disabled, all Stock-Settled SARs that have been awarded to such Recipient shall terminate to the extent that they are not exercised within 12 months following the date of the Recipient becoming Disabled. The foregoing provision will not extend the time within which a Stock-Settled SAR may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient became Disabled.

ARTICLE VIII
EXERCISE OF STOCK OPTIONS AND STOCK SETTLED SARS

        8.1 Notice of Exercise. A Stock Option or a Stock-Settled SAR may be exercised only by delivery to the Company of written notice directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company. The notice will specify (i) the number of shares of Common Stock being purchased, (ii) the method of payment of the Exercise Price of a Stock Option, (iii) the method of payment of the Tax Withholding if required, and (iv), unless a registration under the Securities Act is in effect with respect to the Plan at the time of such exercise, the notice of exercise shall contain such representations as the Company determines to be necessary or appropriate in order for the sale of shares of Common Stock being purchased pursuant to such exercise to qualify for exemptions from registration under the Securities Act and other applicable state securities laws. If the date of expiration or termination of a Stock Option or Stock-Settled SAR falls on a day on which the principal business office of the Company is not open for business, the notice of exercise must be delivered to the Company no later than the last business day prior to such expiration or termination date in order for the notice of exercise to be timely.

        8.2 Payment of Exercise Price. No shares of Common Stock will be issued upon the exercise of any Stock Option unless and until payment or adequate provision for payment of the Exercise Price of such shares has been made in accordance with this subsection. The Committee, in its sole discretion, may provide in any Option Agreement for the payment of the Exercise Price in cash (including by check), by delivery of a full-recourse promissory note, by the delivery of shares of Common Stock or other securities issued by the Company in accordance with Section 12.7, or by any combination of the foregoing. In the absence of such terms in the Option Agreement, the Exercise Price shall be paid in cash (including by check). The Committee, in its sole discretion, may permit a Recipient to elect to pay the Exercise Price by authorizing a duly registered and licensed broker-dealer to sell the shares of Common Stock to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the entire Exercise Price.

        8.3 Payment of Tax Withholding Amounts. Upon the exercise of any Stock Option or Stock-Settled SAR (including any Nonqualified Stock Option or Stock-Settled SAR transferred by the Recipient pursuant to Section 12.5), either with the delivery of the notice of exercise or upon notification of the amount due, each Recipient must pay to the Company or make adequate provision for the payment of all Tax Withholding, if any. The Option Agreement or Stock-Settled SAR Agreement may provide for, or the Committee, in its sole discretion, may allow, the Recipient to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Recipient, including salary, (iii) by delivery of shares of Common Stock or other securities of the Company in accordance with Section 12.7, (iv) by the application of shares that could be received upon exercise of the Stock Option or Stock-Settled SAR in accordance with Section 12.7 but only up to the minimum statutorily required tax withholding amounts, or (v) any combination of the foregoing. In the absence of such terms in the Option Agreement or Stock Settled SAR Agreement, the Tax Withholding shall be paid in cash (including by check) or the Committee may authorize payment or provision for the Tax Withholding by any other means permitted by this Section 8.3.

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        By receiving and upon exercise of a Stock Option or a Stock-Settled SAR, the Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient. The Committee, in its sole discretion, may permit a Recipient to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be issued upon an exercise of a Stock Option or a Stock-Settled SAR unless and until payment or adequate provision for payment of the Tax Withholding has been made. If, either as a result of the exercise of a Stock Option or a Stock-Settled SAR or the subsequent disqualifying disposition of shares acquired through such exercise, the Company determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Recipient, the Recipient will pay such additional amount to the Company immediately upon demand by the Company. If the Recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Recipient, including salary.

        8.4 Issuance of Shares. Notwithstanding the good faith compliance by the Recipient with all of the terms and conditions of an Option Agreement and with this Article VIII, the Recipient will not become a shareholder and will have no rights as a shareholder with respect to the shares covered by such Stock Option until the issuance of shares pursuant to the exercise of such Stock Option is recorded on the stock transfer record of the Company. The Company will not unreasonably delay the issuance of a stock certificate and shall exercise reasonable efforts to cause such stock certificate to be issued to the Recipient as soon as is practicable after the compliance by the Recipient with all of the terms and conditions of the Option Agreement and with this Article VIII. In addition, when the payment of the Exercise Price is permitted under Section 8.2 to be remitted to the Company by a broker-dealer in connection with the sale of some or all of the shares covered by the Stock Option, the Recipient shall be considered a shareholder and to own the shares being purchased by such exercise upon the Company receiving both the Recipient's notice of exercise and the broker-dealer's agreement to remit to the Company the Exercise Price in a form satisfactory to the Company in its sole discretion.

ARTICLE IX
PERFORMANCE SHARE AWARDS

        Performance Share Awards may be made pursuant to this Plan in accordance with the following terms and conditions.

        9.1 Requirement for a Written Share Vesting Agreement. Each Performance Share Award will be evidenced by a Share Vesting Agreement. The Committee will determine from time to time the form of Share Vesting Agreement to be used to evidence Performance Share Awards made pursuant to this Plan. Except as provided in Section 11.2 of Article XI, the terms of each Share Vesting Agreement must be consistent with this Plan. Any inconsistencies between any Share Vesting Agreement and this Plan will be resolved in will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article IX, the terms and conditions of each Performance Share Award do not need to be identical.

        9.2 Who May Receive a Performance Share Award. A Performance Share Award may be

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made to any Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Performance Share Awards are awarded pursuant to this Plan. In addition, substitute Performance Share Awards may be awarded pursuant to Section 11.2 of Article XI to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.

        9.3 Number of Shares Covered by a Performance Share Award. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Performance Restricted Share Award made pursuant to this Plan. The Share Vesting Agreement shall specify the number of shares of Common Stock covered by such Performance Share Award.

        9.4 What the Recipient Must Deliver to Receive a Performance Share Award. The Committee, in its sole discretion, will determine whether the Recipient, in order to receive the Performance Share Award, must make a payment, either in cash (including by check), by delivery of a promissory note or by delivery of other securities of the Company (including options to purchase securities of the Company), to the Company of all or some portion of the Fair Market Value of the shares of Common Stock covered by the Performance Share Award. To the extent that the sum of any cash payment, any promissory note and any other securities received by the Company from the Recipient in connection with a Performance Share Award is less than the Fair Market Value of the shares of Common Stock covered by such Performance Share Award determined as of the date of such Award, the shares of Common Stock covered by the Performance Share Award shall be deemed to have been issued by the Company for services rendered by the Recipient.

        9.5 Vesting Under a Performance Share Award. The Committee, in its sole discretion, shall determine the Performance Goals and other terms and conditions, if any, upon which shares covered by any Performance Share Award shall vest. The Share Vesting Agreement evidencing a Performance Share Award shall specify the Performance Goals and other vesting terms and conditions. Unvested shares covered by a Performance Share Award may not be transferred by the Recipient under any condition without the prior written consent of the Committee, which consent may be withheld in its sole discretion.

        9.6 Right to Repurchase Unvested Shares upon Certain Conditions. The Share Vesting Agreement shall specify the events upon the occurrence of which the Company shall have the right to repurchase from the Recipient any or all of the Recipient's unvested shares and the period during which the Company must exercise this right following the occurrence of the event. The Share Vesting Agreement shall also specify the "Repurchase Price Per Share" that the Company shall pay to the Recipient upon exercise of its right to repurchase unvested shares and the terms of such payment. If not otherwise specified in the Share Vesting Agreement, the right to repurchase must be exercised within forty-five (45) days after the Company receives from the Recipient written notice of the occurrence of the event, the repurchase price shall be $0.001 per share and the repurchase price shall be payable to the Recipient in cash (including by check) within ten (10) days after the date on which the right to repurchase the shares is exercised. Any right of the Company to repurchase unvested shares may be assigned by the Company in its sole discretion without notice to, or the prior consent of, the Recipient. Every Share Vesting Agreement evidencing a Performance Share Award shall contain or shall be deemed to contain a blank stock power pursuant to which the Recipient authorizes the Company or its transfer agent to transfer ownership of unvested shares from the Recipient to the Company or its assigns upon the right to repurchase being exercised.

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        9.7 Payment of Tax Withholding Amounts. Upon the vesting of shares under a Performance Share Award (including any Performance Share Award transferred by the Recipient pursuant to Section 12.5) or upon the Recipient making a valid election under Section 83(b) of the Internal Revenue Code, each Recipient must pay to the Company or make adequate provision for the payment of all Tax Withholding, if any. The Share Vesting Agreement may provide for, or the Committee, in its sole discretion, may allow the Recipient to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Recipient, including salary, (iii) by delivery of shares of Common Stock or other securities of the Company in accordance with Section 12.7, (iv) by the application of vested shares under the Performance Share Award in accordance with Section 12.7 but only up to the minimum statutorily required tax withholding amounts, or (v) any combination of the foregoing. In the absence of such terms in the Share Vesting Agreement, the Tax Withholding shall be paid in cash (including by check) or the Committee may authorize payment or provision for the Tax Withholding by any other means permitted by this Section 9.7.

        By receiving and upon exercise of a Performance Share Award, the Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient. The Committee, in its sole discretion, may permit a Recipient to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be delivered in response to a request to deliver vested shares unless and until payment or adequate provision for payment of the Tax Withholding has been made. If the Company later determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Recipient, the Recipient will pay such additional amount to the Company immediately upon demand by the Company. If the Recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Recipient, including salary.

        9.8 Rights as a Shareholder, Legends on Certificates, Escrow of Unvested Shares and Delivery of Vested Shares Covered by a Performance Share Award. As soon as is practicable after a Performance Stock Award is awarded by the Company, the Company will issue one or more stock certificates in the name of the Recipient for the shares covered by a Performance Share Award. For such time as and to the extent that the shares covered by a Performance Share Award remain unvested, the Company may place a restrictive legend on any stock certificate evidencing such shares, may give stop transfer instructions to the Company's transfer agent and may place the stock certificates in escrow with the Company or an agent of the Company. Upon the vesting of shares covered by a Performance Share Award, the Recipient by notice, in such form as the Company may reasonably request, directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company request that a stock certificate covering such vested shares be issued in the name of the Recipient and delivered in accordance with such instructions as the Recipient may reasonably request.

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ARTICLE X
RESTRICTED SHARE AWARDS

        Restricted Share Awards may be made pursuant to this Plan in accordance with the following terms and conditions.

        10.1 Requirement for a Written Share Vesting Agreement. Each Restricted Share Award will be evidenced by a Share Vesting Agreement. The Committee will determine from time to time the form of Share Vesting Agreement to be used to evidence Restricted Share Awards made pursuant to this Plan. Except as provided in Section 11.2 of Article XI, the terms of each Share Vesting Agreement must be consistent with this Plan. Any inconsistencies between any Share Vesting Agreement and this Plan will be resolved in will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article X, the terms and conditions of each Restricted Share Award do not need to be identical.

        10.2 Who May Receive a Restricted Share Award. A Restricted Share Award may be made to any Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Restricted Share Awards are awarded pursuant to this Plan. In addition, substitute Restricted Share Awards may be awarded pursuant to Section 11.2 of Article XI to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.

        10.3 Number of Shares Covered by a Restricted Share Award. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Restricted Share Award made pursuant to this Plan. The Share Vesting Agreement shall specify the number of shares of Common Stock covered by such Restricted Share Award.

        10.4 What the Recipient Must Deliver to Receive a Restricted Share Award. The Committee, in its sole discretion, will determine whether the Recipient, in order to receive the Restricted Share Award, must make a payment, either in cash (including by check), by delivery of a promissory note or by delivery of other securities of the Company (including options to purchase securities of the Company), to the Company of all or some portion of the Fair Market Value of the shares of Common Stock covered by the Restricted Share Award. To the extent that the sum of any cash payment, any promissory note and any other securities received by the Company from the Recipient in connection with a Restricted Share Award is less than the Fair Market Value of the shares of Common Stock covered by such Restricted Share Award determined as of the date of such Award, the shares of Common Stock covered by the Restricted Share Award shall be deemed to have been issued by the Company for services rendered by the Recipient.

        10.5 Vesting Under a Restricted Share Award. The Committee, in its sole discretion, shall determine the terms and conditions upon which shares covered by any Restricted Share Award shall vest. The Share Vesting Agreement shall specify the vesting schedule. Unvested shares covered by a Restricted Share Award may not be transferred by the Recipient under any condition without the prior written consent of the Committee, which consent may be withheld in its sole discretion.

        10.6 Right to Repurchase Unvested Shares upon Certain Conditions. The Share Vesting Agreement shall specify the events upon the occurrence of which the Company shall have the right to

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repurchase from the Recipient any or all of the Recipient's unvested shares and the period during which the Company must exercise this right following the occurrence of the event. The Share Vesting Agreement shall also specify the "Repurchase Price Per Share" that the Company shall pay to the Recipient upon exercise of its right to repurchase unvested shares and the terms of such payment. If not otherwise specified in the Share Vesting Agreement, the right to repurchase must be exercised within forty-five (45) days after the Company receives from the Recipient written notice of the occurrence of the event, the repurchase price shall be $0.001 per share and the repurchase price shall be payable to the Recipient in cash (including by check) within ten (10) days after the date on which the right to repurchase the shares is exercised. Any right of the Company to repurchase unvested shares may be assigned by the Company in its sole discretion without notice to, or the prior consent of, the Recipient. Every Share Vesting Agreement evidencing a Restricted Share Award shall contain or shall be deemed to contain a blank stock power pursuant to which the Recipient authorizes the Company or its transfer agent to transfer ownership of unvested shares from the Recipient to the Company or its assigns upon the right to repurchase being exercised.

        10.7 Payment of Tax Withholding Amounts. Upon the vesting of shares under a Performance Share Award (including any Performance Share Award transferred by the Recipient pursuant to Section 12.5) or upon the Recipient making a valid election under Section 83(b) of the Internal Revenue Code, each Recipient must pay to the Company or make adequate provision for the payment of all Tax Withholding, if any. The Share Vesting Agreement may provide for, or the Committee, in its sole discretion, may allow the Recipient to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Recipient, including salary, (iii) by delivery of shares of Common Stock or other securities of the Company in accordance with Section 12.7, (iv) by the application of vested shares under the Performance Share Award in accordance with Section 12.7 but only up to the minimum statutorily required tax withholding amounts, or (v) any combination of the foregoing. In the absence of such terms in the Share Vesting Agreement, the Tax Withholding shall be paid in cash (including by check) or the Committee may authorize payment or provision for the Tax Withholding by any other means permitted by this Section 10.7.

        By receiving and upon exercise of a Restricted Share Award, the Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient. The Committee, in its sole discretion, may permit a Recipient to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be delivered in response to a request to deliver vested shares unless and until payment or adequate provision for payment of the Tax Withholding has been made. If the Company later determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Recipient, the Recipient will pay such additional amount to the Company immediately upon demand by the Company. If the Recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Recipient, including salary.

        10.8 Rights as a Shareholder, Legends on Certificates, Escrow of Unvested Shares and Delivery of Vested Shares Covered by a Restricted Share Award. As soon as is practicable after a Restricted Stock Award is awarded by the Company, the Company will issue one or more stock certificates in the name of the Recipient for the shares covered by a Restricted Share Award. For such time as and to the extent that the shares covered by a Restricted Share Award remain unvested, the Company may place a restrictive legend on any stock certificate evidencing such shares, may give stop transfer instructions to the Company's transfer agent and may place the stock certificates in escrow with the Company or an agent of the Company. Upon the vesting of shares covered by a Restricted Share Award, the Recipient by notice, in such form as the Company may reasonably request, directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company request that a stock certificate covering such vested shares be issued in the name of the Recipient and delivered in accordance with such instructions as the Recipient may reasonably request.

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ARTICLE XI
CHANGES IN CAPITAL STRUCTURE, ACQUISITIONS AND CORPORATE TRANSACTIONS

        11.1 Effect of Changes in Capital Structure of the Company on the Number of Shares and Exercise Price. If the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares of Common Stock or for other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of shares of Common Stock, or dividend payable in shares of Common Stock or other securities of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of Authorized Shares. In addition, the Committee will make such adjustment in the number and kind of shares of Common Stock or other securities covered by outstanding Stock Options and outstanding Stock-Settled SARs, as well as make an adjustment in the Exercise Price of each outstanding Stock Option and Stock-Settled SAR as the Committee deems appropriate. The vesting terms of all Stock Option Agreements, Stock-Settled SAR Agreements and Share Vesting Agreements will also be adjusted as the Committee deems appropriate. Any determination by the Committee as to what adjustments may be made, and the extent thereof, will be final, binding on all parties and conclusive.

        11.2 Issuance of Substitute Awards in Connection with an Acquisition by the Company. In the event of the acquisition of an Acquired Company by the Company or any Subsidiary, Awards (in any form) may be awarded by the Company in substitution for any outstanding unexercised stock options and any unvested share grants of the Acquired Company. Such substitute Awards may deviate from the terms otherwise required by Article VI, Article VII, Article VIII, Article IX and Article X of this Plan to the extent that the Committee, in its sole discretion upon the advise of its advisors, determines that such nonconforming terms are required under applicable tax law, accounting principles or contractual requirements or are otherwise appropriate.

        11.3 Effect of the Occurrence of a Corporate Transaction on Continuing Rights. In the event of the occurrence of any Corporate Transaction, all outstanding Stock Options and Stock-Settled SARs that were awarded pursuant to this Plan shall terminate effective as of the effective date of such transaction, unless and only to the extent that the terms and conditions of the transaction expressly provide either (i) for the assumption of this Plan and the continuation of such Stock Options and Stock-Settled SARs or (ii) the issuance of substitute similar Awards under a plan of the acquiring or surviving entity in such transaction. Each Recipient shall be provided written notice of the expected occurrence of any Corporate Transaction at least fifteen (15) days prior to the effective date and shall be permitted to tender a notice of exercise of any Stock Option or Stock-Settled SAR in which exercise is conditioned upon the transaction actually occurring and, notwithstanding any provision of Article VIII or term of any Option Agreement, shall not be required to tender payment of the Exercise Price or amounts that the Company may be required to withhold for tax purposes until after the occurrence of the transaction. The terms and conditions of the transaction may provide for the assumption of this Plan with respect only to outstanding Performance Share Awards and Restricted Share Awards that have not fully vested and the assignment to and assumption by the surviving corporation of the rights and obligation of the Company under each outstanding Share Vesting Agreement. The Option Agreements, Stock-Settled SAR Agreements and Share Vesting Agreements that evidence Awards made under this Plan may, in the sole discretion of Committee, provide for the acceleration of vesting, either in whole or in part, under the Award. In addition, the Committee shall have the power to accelerate the vesting of any Nonqualified Stock Option, Stock-Settled SAR, Performance Share Award, Restricted Share Award in its sole discretion at the time of a Corporate Transaction or conditioned upon the occurrence of an expected Corporate Transaction.

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ARTICLE XII
OTHER TERMS APPLICABLE TO ALL AWARDS

        12.1 Underwriters' Lock-up. Each written agreement evidencing an Award will specify that the Recipient, by accepting the Award agrees that whenever the Company undertakes a firmly underwritten public offering of its securities, the Recipient will, if requested to do so by the managing underwriter in such offering, enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Recipient provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering and provided that all of the then directors and executive officers of the Company are also requested to and do enter into a similarly restrictive agreement with the managing underwriter.

        12.2 No Rights to Continued Service. Nothing in this Plan nor in any written agreement evidencing an Award will confer upon any Recipient any right to continued employment with the Company or to limit or affect in any way the right of the Company, in its sole discretion, to (a) terminate the employment of such Recipient at any time, with or without cause, (b) change the duties of such Recipient, or (c) increase or decrease the compensation of the Recipient at any time, subject, in each instance to the terms of any written employment agreement between the Company and such Recipient. Unless the written agreement evidencing an Award expressly provides otherwise, vesting under such agreement shall be conditioned upon:

1)	for Employees of the Company, the continued employment of the Recipient;

2)	for independent contractors, the Recipient continuing to provide services to the Company on substantially the same terms and conditions as such services were provided at the time of the Award; or

3)	for directors who are not Employees, the Recipient continuing to serve as a director of the Company or a Subsidiary

Nothing in this Plan shall be construed as creating a contractual or implied right or covenant by the Company to continue such employment, service as an independent contractor or service as a director.

     12.3 Who May Exercise Rights with Respect to Awards. During a Recipient's lifetime, all rights with respect to an Award may only be exercised by the Recipient (including a legally appointed guardian or representative for the Recipient).

        12.4 Beneficiary Designations. Any Recipient of an Award may, during his or her lifetime, designate a person or persons who may exercise the rights of that Recipient as to any Award made to such Recipient after the Recipient's death. Any such designation shall be effective only if given in writing in a form and manner acceptable to the Committee and shall supercede and revoke all prior designations. In the absence of an effective designation, any vested benefits with respect to Awards under this Plan that remain unpaid at the time of Recipient's death shall be paid to the Recipient's estate and, subjected to the terms of this Plan and the applicable written agreement evidencing such Award, any unexercised rights of the Recipient with respect to an Award may be exercised by the administrator or executor of the Recipient's estate.

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        12.5 Limited Transferability of Awards. Unless the written agreement evidencing an Award expressly states that the Award is transferable as provided in this Section 12.5, no Award granted under this Plan nor any interest therein may be sold, assigned, conveyed, gifted, pledge or otherwise transferred in any manner other than by will or the laws of descent and distribution after the death of the Recipient. The foregoing prohibition on transferability is not intended to and shall not prohibit (i) the transfer of an Award to a trust in which the Recipient is considered the sole beneficial owner under both Section 671 of the Internal Revenue Code and applicable state law, (ii) a pledge of shares to be received upon exercise of a Stock Option as security for a loan that is used to pay the Exercise Price or the (iii) transfer of shares covered by an Award after those shares are issued to the Recipient upon exercise of a Stock Option or Stock-Settled SAR or the delivery of the shares to the Recipient upon vesting of a Performance Share Grant or a Restricted Share Grant provided, in each instance, that all other applicable restrictions on transfer of such shares (whether imposed by law, the listing requirements of an exchange on which shares of Common Stock are traded, the terms of this Plan, the written agreement evidencing the Award or any share retention policy or share ownership guidelines of the Company that are applicable to the Recipient) have lapsed. Notwithstanding the foregoing, the Committee may make an Award of or amend the terms of an outstanding Nonqualified Stock Option, Stock-Settled SAR, Performance Share Award or Restricted Share Award to permit the transfer or assignment of an Award by means of a gift or court approved domestic relations order provided that the transferees are limited to (x) any combination of the Recipient, the Recipient's spouse or former spouse, or the Recipient's children, (y) is made to a trust established for the exclusive benefit of one or more of the persons identified in clause (x) in which the beneficiaries are prohibited from transferring or assigning their interests except for transfers to other persons identified in clause (x), or (z) a partnership, limited liability company or other entity in which all equity ownership interests are owned by persons identified in clause (x) and in which such equity ownership interests cannot be transferred or assigned except for transfers to other persons identified in clause (x). Any transfer of an Award permitted by this Section 12.5 shall be conditioned upon the Recipient and the transferee of such Award executing and delivering to the Company a form of Transfer and Assumption as the Committee may request. Notwithstanding any transfer of an Award, the Recipient shall remain liable to the Company for any income tax withholding amounts that the Company is required to withhold at the time the Award vests or is exercised or the shares subject to the Award are sold by the transferee. The Committee shall have sole discretion in determining whether or not an Award is transferable within the limitations set forth in this Section 12.5 and may exercise that discretion with respect to certain Awards or certain Recipients without being bound to exercise that discretion in the same manner with respect to other similar Awards or other Recipients. Any purported assignment, transfer or encumbrance that does not comply with the requirements of this Section 12.5 shall be void and unenforceable against the Company.

        12.6 Repurchase of Awards. With the consent of the Recipient and upon approval of the Committee, the Company may from time-to-time repurchase Awards by payment in cash in an amount equal to the net Fair Market Value of the vested shares covered by the Award less any Exercise Price. Although the Committee is authorized by this Plan to make such repurchases, Awards shall not be made with the expectation that they will be repurchased for cash and no Recipient shall have the right to cause the Company to repurchase any Award without the consent of the Committee, which consent can be withheld by the Committee in its sole discretion.

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        12.7 Payment of Exercise Price or Tax Withholding with Other Securities. To the extent permitted in Section 8.2, the Exercise Price and, to the extent permitted by Section 8.3, Section 9.7 and Section 10.7, above, the Tax Withholding may be paid by the surrender of shares of Common Stock or other securities of the Company. Payment shall be made by either (i) delivering to the Company the certificates or instruments representing such shares of Common Stock or other securities, duly endorsed for transfer, or (ii) delivering to the Company an attestation in such form as the Company may deem appropriate with respect to the Recipient's ownership of the shares of Common Stock or other securities of the Company. For purposes of this Section 12.7, shares of Common Stock shall be valued at their Fair Market Value as of the last business day preceding the day the Company receives the Recipient's notice of exercise with respect to the exercise of a Stock Option or Stock-Settled SAR or as of the day on which a Performance Share Award or Restricted Share Award vests. In addition to the foregoing, to the extent permitted by Section 8.3, Section 9.7 and Section 10.7, above, the Tax Withholding may be paid by the application of shares which could be received upon exercise of a Nonqualified Stock Option or Stock-Settled SAR or the application of shares which would otherwise be vesting under a Performance Share Award or Restricted Share Award, provided, however, that this net withholding of shares shall only be permitted up to minimum legally required tax withholding amount required under federal, state and local income and payroll taxes and Tax Withholding in excess of the minimum legally required tax withholding amount may only be satisfied in the manner previously provided in this Section 12.7. This net withholding of shares shall be accomplished by crediting toward the Recipient's Tax Withholding obligation either (i) the difference between the Fair Market Value of a share of Common Stock and the Exercise Price of the Stock Option or Stock-Settled SAR or (ii) the Fair Market Value of a share of Common Stock with respect to a Performance Share Award or Restricted Share Award, in each instance rounded down to the nearest whole share. Any such net withholding of shares shall be considered an exercise of the Stock Option or Stock-Settled SAR to the extent that shares are so applied.

        12.8 Suspension or Termination of Awards for Misconduct of the Recipient. If at any time (including after receipt of a notice of exercise or a request for delivery of vested shares) the Committee reasonably believes that a Recipient has committed an act of misconduct as described in this Section 12.8, the Committee may suspend the Recipient's right to exercise and Stock Option or Stock-Settled SAR or to receive delivery of vested shares under a Performance Share Award or Restricted Stock Award pending a determination of whether an act of misconduct has been committed by such Recipient. For purposes of this Section 12.8, acts of misconduct shall mean (i) an act of embezzlement, fraud, dishonesty, breach of fiduciary duty, violation of securities laws involving the Company, any of its Subsidiaries or any entity or person with whom the Company or any of its Subsidiaries does business, (ii) nonpayment of any obligation to the Company or any Subsidiary, misappropriation or wrongful disclosure of any trade secret of the Company or any Subsidiary, (iii) engaging in any conduct constituting unfair competition or inducing any entity or person with whom the Company or any of its Subsidiaries does business to discontinue or materially reduce such business with the Company or its Subsidiaries and (iv) any similar conduct that materially aversely impacts or reflects on the Company. A Recipient accused of engaging in any such misconduct shall be provided the opportunity to explain the Recipient's conduct in writing. Any determination by the Committee as to whether or not a Recipient did engage in misconduct within the meaning of this Section 12.8 shall be final, conclusive and binding on the all interested parties. If the Committee determines that the Recipient did not engage in misconduct, the Company shall immediately give effect to any notice of exercise or request for delivery of vested shares received prior to or during any period of suspension. The Company shall not have any liability to the Recipient for any loss which the Recipient may have sustained as a result of any delay in delivering shares as a result of any suspension.

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        12.9 Compliance with Legal Requirements. No shares of Common Stock will be issued with respect to any Award of a Performance Share Award or Restricted Stock Award or upon the exercise of any Stock Option or Stock-Settled SAR unless the exercise and issuance of the shares of Common Stock will comply with (i) all relevant provisions of law, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, all applicable state securities laws and the Internal Revenue Code, each as amended and including the respective rules and regulations promulgated under each of the foregoing, (ii) any registration under the Securities Act in effect with respect to the Plan, and (iii) the requirements of any stock exchange or market upon which the Common Stock may then be listed. Compliance with such provisions shall be subject to the approval of legal counsel for the Company. The Company will not be liable to any Recipient or any other person for any delay in issuing or failure to issue shares of Common Stock where such delay or failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed necessary by the Company's legal counsel. The Board may require any action or agreement by a Recipient as may be necessary, from time to time, to comply with the federal and state securities laws. The Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to any state securities laws.

ARTICLE XIII
AMENDMENT OF PLAN

        The Board of Directors, at any time and from time to time, may modify or amend this Plan as it deems advisable except that any amendment (i) increasing the number of shares of Common Stock issuable pursuant to this Plan either in aggregate or as to any type of Award, (ii) expanding the group of persons eligible to receive Awards or (iii) reducing the Exercise Price permitted by Article V or Article VI with respect to Stock Options or the Exercise Price permitted by Article VII with respect to Stock-Settled SARs, (iv) reducing the Exercise Price of then outstanding Stock Options or Stock-Settled SARs or (v) otherwise required to be approved by the shareholders of the Company under any applicable law, accounting principle or the requirements of any stock exchange or market upon which the Common Stock may then be listed, shall only become effective if and when such amendment is approved by the shareholders of the Company. No amendment will be made that adversely impacts the rights of any Recipient under an outstanding Award without the written consent of the Recipient unless the Committee in its sole discretion determines either (x) that the amendment is required or advisable for the Company, this Plan or such Award to satisfy any law or regulation or the requirements of any applicable accounting standard or (y) is not reasonably likely to significantly diminish the benefits provided to the Recipient under the Award or that the Recipient has been adequately compensated for such diminishment in benefits.

DATED as of and approved by the Board of Directors of the Company effective as of January 25, 2000.

Approved by the shareholders of the Company on March 29, 2000.

DATED as of and approved and adopted by the Board of Directors of the Company at a meeting held on February 25, 2005.

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REVOCABLE PROXY
YOCREAM INTERNATIONAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
APRIL 20, 2005

PROXY SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints John N. Hanna and James S. Hanna, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares of common stock of YoCream International, Inc. (the "Company") at the Annual Meeting to be held on April 20, 2005 and any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1.	Election of directors.	[ ]	FOR ALL nominees listed below (except as	[ ]	WITHHOLD AUTHORITY
			marked to the contrary below)		to vote for all nominees listed
below

(INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name below.)

        Nominees for election for three-year terms:

                                    William Rush
                                    Carl Behnke

2.	Amendment and Restatement of Stock Incentive Plan. If approved, the 2000 Stock Option Plan will be renamed the 2005 Stock Incentive Plan; Stock Settled SARs, Performance Share Awards and Restricted Share Awards will be added to the types of equity awards that may be granted; and the total number of shares authorized for grants under the Stock Incentive Plan would increase from 400,000 to 650,000.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

3.	Other Matters. At the discretion of the proxy holders on such other business as may properly come before the meeting and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR THE AMENDMENT TO THE STOCK INCENTIVE PLAN, AND FOR ALL PROPOSALS THAT MAY COME BEFORE THE MEETING. The proxy holders may vote in their discretion as to other matters which may come before the meeting.

Dated	______________________, 2005
	(Attach Label)	Please date and sign exactly as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners must sign.